UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-1 Home Equity Mortgage Pass-Through Certificates, Series 2003-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-01              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On May 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 27, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-1 Home Equity
Mortgage Pass-Through Certificates, Series 2003-1
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: June 2, 2003                By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 27, 2003

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 27, 2003

                                       -5-



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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-1
                                Statement to Certificate Holders
                                      May 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         80,000,000.00    73,908,304.73    2,532,760.87      251,996.52    2,784,757.39      0.00      0.00       71,375,543.86
A2         57,700,000.00    53,306,364.78    1,826,753.78       86,237.85    1,912,991.63      0.00      0.00       51,479,611.00
AR                100.00             0.00            0.00            0.00            0.00      0.00      0.00                0.00
M1         14,450,000.00    14,450,000.00            0.00       32,368.00       32,368.00      0.00      0.00       14,450,000.00
M2         11,475,000.00    11,475,000.00            0.00       36,924.00       36,924.00      0.00      0.00       11,475,000.00
B           6,375,000.00     6,375,000.00            0.00       27,596.67       27,596.67      0.00      0.00        6,375,000.00
P                 100.00           100.00            0.00       26,285.20       26,285.20      0.00      0.00              100.00
TOTALS    170,000,200.00   159,514,769.51    4,359,514.65      461,408.24    4,820,922.89      0.00      0.00      155,155,254.86

X1        170,000,100.00   161,635,955.86            0.00            0.00            0.00      0.00      0.00      158,328,243.72
X2                  0.00             0.00            0.00            0.00            0.00      0.00      0.00                0.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541NYP8        923.85380913     31.65951088    3.14995650     34.80946738          892.19429825     A1      4.091500 %
A2       22541NYQ6        923.85380901     31.65951092    1.49459012     33.15410104          892.19429809     A2      1.820000 %
AR       22541NYR4          0.00000000      0.00000000    0.00000000      0.00000000            0.00000000     AR     11.023183 %
M1       22541NYS2      1,000.00000000      0.00000000    2.24000000      2.24000000        1,000.00000000     M1      2.520000 %
M2       22541NYT0      1,000.00000000      0.00000000    3.21777778      3.21777778        1,000.00000000     M2      3.620000 %
B        22541NYU7      1,000.00000000      0.00000000    4.32888941      4.32888941        1,000.00000000     B       4.870000 %
P        22541NYV5      1,000.00000000      0.00000000      ########        ########        1,000.00000000     P      11.023183 %
TOTALS                    938.32106968     25.64417365    2.71416292     28.35833658          912.67689603

X1       22541NYW3        950.79918106      0.00000000    0.00000000      0.00000000          931.34206227     X1      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4507
                               Fax: 212) 623-5930
                         Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)             Principal Remittance Amount                                                          3,307,712.14

                            Scheduled Principal Payments                                                           110,073.94

                            Principal Prepayments                                                                3,094,464.87

                            Curtailments                                                                           102,340.55

                            Cutailment Interest Adjustments                                                            814.54

                            Repurchase Principal                                                                         0.00

                            Substitution Amounts                                                                         0.00

                            Net Liquidation Proceeds                                                                     0.00

                            Other Principal Adjustments                                                                 18.24

                            Gross Interest                                                                       1,558,851.60

                            Recoveries from Prior Loss Determinations                                                    0.00

                            Reimbursements of Non-Recoverable Advances Previously Made                                 172.50

                            Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties        Number of Loans with Respect to which Prepayment Penalties were Collected                      12

                            Balance of Loans with Respect to which Prepayment Penalties were Collected             573,085.64

                            Amount of Prepayment Penalties Collected                                                26,284.28

Sec. 4.06(a)(iv)            Beginning Number of Loans Outstanding                                                       4,062

                            Beginning Aggregate Loan Balance                                                   161,636,055.86

                            Ending Number of Loans Outstanding                                                          4,001

                            Ending Aggregate Loan Balance                                                      158,328,343.72

Sec. 4.06(a)(v)             Servicing Fees                                                                          67,509.68

                            Trustee Fee & Credit Risk Manager Fee                                                    4,242.95

Sec. 4.06(a)(vii)           Current Advances                                                                              N/A

                            Aggregate Advances                                                                            N/A


Section 4.06(a)(viii)       Delinquent Mortgage Loans

                                                   Group 1
                                                                                             Principal
                                                  Category              Number                Balance               Percentage
                                                  1 Month                        80             3,308,522.24                  2.09 %
                                                  2 Month                        32             1,330,456.15                  0.84 %
                                                  3 Month                        51             2,152,405.26                  1.36 %
                                                   Total                        163             6,791,383.65                  4.29 %
                            * Delinquent Bankruptcies are included in the table above.

                            Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             5              206,109.89                  0.13 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             1               46,731.22                  0.03 %

Section 4.06(a)(xi)         REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %

Section 4.06(a)(xii)        Current Realized Losses                                                                     0.00

                             Cumulative Realized Losses - Reduced by Recoveries                                          0.00

Sec. 4.06 (a)(xiv)           Amount on Deposit in Pre-Funding Account                                                    0.00

Sec. 4.06 (a)(xiv)           Capitalized Interest Requirement                                                            0.00

Trigger Event                Trigger Event Occurrence (Effective February 2006)                                            NO
                             (Is Rolling 3 Month Delinquency Rate > 19% of Sr. Enhancement%?)
                             Rolling 3 Month Delinquency Rate                                                       1.54035 %
                             Sr. Enhancement Percentage x 19%                                                       4.25814 %
                                                   OR
                             (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                             Cumulative Loss % of Original Aggregate Collateral Balance                                0.00 %
                             Cumulative Loss Limit                                                                     5.00 %
O/C Reporting                Targeted Overcollateralization Amount                                               6,800,008.00
                             Ending Overcollateralization Amount                                                 3,173,088.86
                             Ending Overcollateralization Deficiency                                             3,626,919.14
                             Overcollateralization Release Amount                                                        0.00
                             Monthly Excess Interest                                                             1,051,802.51
                             Payment to Class X-1                                                                        0.00


                                      Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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